Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: August 31, 2005

Distribution Date Summary
		Initial	Begin	End	# days
Distribution Date				9/20/2005
Collection Period			8/1/2005	8/31/2005	31
Monthly Interest Period - Actual			8/22/2005	9/20/2005	29
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	299,656,483.59	284,069,131.35	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	107,672,381.05	13,958,473.93	93,713,907.12	0.6206219
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	14,817,918.30	1,628,878.31	13,189,039.99	0.7195723

Total Securities	723,999,000.00	283,160,299.35	15,587,352.24	267,572,947.11	0.3695764

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	163,303.11	—	163,303.11	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	25,931.36	—	25,931.36	—

Total Securities		514,591.22	—	514,591.22	—

Available Collections
Principal Payments Received					15,341,978.34
Interest Payments Received					1,618,806.84
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					74,324.39

Total Available Collections					17,035,109.57

Reserve Account Transfer Amount					—

Total Available Funds					17,035,109.57

Summary of Distributions
Payment of Servicing Fee:					249,713.74
Payment of Class A Interest Amount:					488,659.86
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					25,931.36
Regular Principal Distribution Amount:					15,587,352.24
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					683,452.38

Release of excess reserve					131,812.19

Total Funds Remitted (To the Holder(s) of the Certificates)					815,264.56

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: August 31, 2005

Calculation of Servicing Fee
Beginning Pool Balance		299,656,483.59
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		249,713.74
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		249,713.74

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		163,303.11
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		488,659.86
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		488,659.86

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		16,785,395.83
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		488,659.86

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		268,342,381.05
Less: Ending Pool Balance		284,069,131.35

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		16,296,735.97
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		25,931.36
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		25,931.36

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		16,296,735.97
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		25,931.36

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		283,160,299.35
Less:
Ending Pool Balance	284,069,131.35
Less: Target Overcollateralization Amount	(16,496,184.24)	267,572,947.11

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		15,587,352.24
Available Funds, before Reserve Account Draw		16,270,804.62
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		15,587,352.24

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: August 31, 2005

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	268,342,381.05
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	254,383,907.12

13,958,473.93
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	267,572,947.11

769,433.94

Class A Principal Distribution Amount	13,958,473.93

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,628,878.31

Class B Principal Distribution Amount	1,628,878.31

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	16,270,804.62

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	13,958,473.93
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,628,878.31
(iii) To the Certificateholder	683,452.38

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,094,362.84
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	29,685,224.23

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—

Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	2,397,251.87
Plus: Interest Accrued	7,113.37
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	2,404,365.24

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	2,272,553.05
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	131,812.19
Deposit of Excess Available Funds	—
Release of excess reserve	131,812.19

Ending Reserve Account Balance	2,272,553.05

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: August 31, 2005

POOL STATISTICS
		Initial	Current
Collateral Pool Balance Data:
Net Pool Balance		733,163,743.80	284,069,131.35
Number of Current Contracts		41,825	26,391
Weighted Average Loan Rate		6.4000%	6.3392%
Weighted Average Remaining Term (months)		56.6	34.1

Net Loss Activity:
		Units	Principal Balance
Principal Losses for Current Collection Period		34	245,373.90
Less: Recoveries from Prior Months Charge offs			74,324.39
Net Principal Losses for Current Collection Period			171,049.51
Monthly Net Loss Rate (Annualized)			0.6850%

Beginning Net Principal Losses		766	5,579,308.43
Net Principal Losses for Current Collection Period		34	171,049.51
Cumulative Net Principal Losses		800	5,750,357.94
Cumulative Net Principal Loss Rate			0.7843%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		23	311,969.27

Delinquencies Aging Profile - End of Period:
	Percentage $	Units	Outstanding Principal Balance
Current	89.49%	23,981	254,222,733.29
1 - 29 Days Delinquent	8.66%	2,008	24,598,236.33
30 - 59 Days Delinquent	1.01%	234	2,874,022.83
60 - 89 Days Delinquent	0.49%	100	1,381,102.07
90 - 119 Days Delinquent	0.19%	37	547,326.47
120-149 Days Delinquent	0.09%	19	247,865.98
150-179 Days Delinquent	0.03%	5	71,676.51
180+ Days Delinquent	0.04%	7	126,167.87

Total		26,391	284,069,131.35

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of September, 2005.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President